Cash and cash equivalents	9 Months Ended
Sep. 30, 2020
Subclassifications of assets, liabilities and equities [abstract]
Cash and cash equivalents	Cash and cash equivalents

	September 30, 2020	December 31, 2019
	€m	€m
Cash and cash equivalents	552.2	826.0
Restricted cash	0.1	0.1
Cash and cash equivalents	552.3	826.1
Bank overdraft	—	(1.3)
Cash and cash equivalents per Statement of Cash Flows	552.3	824.8

‘Cash and cash equivalents’ comprise cash balances and deposits. Restricted cash comprises money that is primarily reserved for a specific purpose and therefore not available for immediate or general business use. Bank overdrafts that are repayable on demand and form an integral part of the Company's cash management are included as a component of cash and cash equivalents for the purposes of the Statement of Cash Flows.